UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2009

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On Monday, January 12, 2009 at 9:00 a.m. Eastern time (6:00 a.m. Pacific time), the management of Sequenom, Inc. conducted an investor conference call regarding Sequenom’s proposal to acquire EXACT Sciences Corporation. A copy of the transcript of the investor conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Information

This communication (including Exhibit 99.1 attached hereto) does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This disclosure relates to a transaction with EXACT Sciences proposed by Sequenom, which may become the subject of a registration statement filed with the Securities and Exchange Commission (the “SEC”). This material is not a substitute for the prospectus/proxy statement Sequenom intends to file with the SEC regarding the proposed transaction or for any other document which Sequenom may file with the SEC and send to EXACT Sciences shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SEQUENOM AND EXACT SCIENCES ARE URGED TO READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of any documents filed with the SEC by Sequenom through the website maintained by the SEC at www.sec.gov. Free copies of any such documents can also be obtained by directing a request to the Sequenom Investor Relations Department, Sequenom, Inc. 3595 John Hopkins Court, San Diego, CA 92121.

Sequenom and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sequenom’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008, as amended on June 23, 2008, and its proxy statement for its 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 10, 2008. Other information regarding the participants in a proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in a prospectus/proxy statement filed in connection with the proposed transaction.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this Current Report and Exhibit 99.1, including statements regarding Sequenom’s proposal to acquire the outstanding common stock of EXACT Sciences, including the anticipated terms of the proposed transaction, the anticipated benefits of the proposed transaction to Sequenom and the shareholders of Sequenom and EXACT Sciences, Sequenom’s hopes that the proposed transaction can be effected collaboratively with EXACT Sciences’ management, Sequenom’s expansion of its presence in oncology research and genetic analysis and in the oncology market, including colorectal and aerodigestive cancer areas, and the benefits and potential of Sequenom’s and EXACT Sciences’ technologies and products, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with the timing and uncertainty of closing a transaction on the proposed terms or at all, the integration of acquired companies, the uncertainty of realizing expected synergies and benefits from acquisitions, the risks of unknown costs of acquisitions, Sequenom’s and EXACT Sciences’ operating performance, demand for and market acceptance of Sequenom’s and EXACT Sciences’ products, services, and technologies, new technology and product development and commercialization particularly for new technologies, reliance upon the collaborative efforts of other parties, research and development progress, competition, intellectual property protection, government regulation, obtaining or maintaining regulatory approvals, and other risks detailed from time to time in Sequenom’s and EXACT Sciences’ SEC filings, including Sequenom’s Annual Report on Form 10-K for the year ended December 31, 2007 and other documents subsequently filed with or furnished to the SEC. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. All forward-looking statements are qualified in their entirety by this cautionary statement, and Sequenom undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the filing of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Transcript of investor conference call held by Sequenom, Inc. on January 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

	By:	/s/ Clarke W. Neumann
Date: January 12, 2009		Clarke W. Neumann
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of investor conference call held by Sequenom, Inc. on January 12, 2009.